UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 30, 2017 (May 26, 2017)

Date of Report (Date of earliest event reported)

ZERO GRAVITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55345	46-1779352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Suite 101, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 416-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless otherwise provided in this Current Report, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, Zero Gravity Solutions, Inc.

Item 7.01 Regulation FD Disclosure.

During the course of the Company's preparation of its Annual Report on Form 10-K for the year ended December 31, 2016, the Company's management identified certain areas in the Company's previously issued unaudited financial statements for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 (collectively, the "Previously Issued Financial Statements"), that require adjustment as described below and in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016 ("Form 10-K), to be filed with the U.S. Securities and Exchange Commission ("SEC").

In preparing the Company's December 31, 2016 consolidated financial statements, the Company determined that an error was made in the calculation of stock-based compensation expense under ASC 718 for certain awards granted after January 1, 2016. The error related to management's estimate of  the fair value of the Company's common stock used in its Black-Scholes option pricing model. The Company had recorded non-cash compensation expense based upon the then current private placement price of $1.25 per share.  The $1.25 price that was used during 2016 did not fully consider other observable inputs and valuation techniques to determine a supportable price per share; therefore, management re-evaluated such inputs and determined that the per common share fair value should have been a range of $0.63 - $0.68 for those awards throughout the first quarter of 2016; $0.69 - $0.78 to awards granted in the second quarter of 2016 and $0.78 for awards granted for the third qurter of 2016. The error resulted in an approximate overstatement of stock-based compensation expense of $776,000 in the first quarter of 2016, $565,000 in the second quarter of 2016 and $263,000 in the third quarter of 2016. The Company assessed the materiality of this misstatement in the 2016 interim period financial statements in accordance with the SEC's Staff Accounting Bulletin (SAB) No. 99, Materiality, codified in ASC No. 250, Presentation of Financial Statements, and concluded that the misstatement was not material to any interim period. In accordance with SAB 108, the Company has adjusted the year ended December 31, 2016 financial statements. There was no impact to total stockholders' equity or cash flows.

The adjustments will include:

	Three Months Ended March 31, 2016			Three Months Ended June 30, 2016			Three Months Ended September 30, 2016
	As Originally Reported	Preliminary Adjustment	As Corrected	As Originally Reported	Preliminary Adjustment	As Corrected	As Originally Reported	Preliminary Adjustment	As Corrected

General and administrative expenses	$2,705,000	$(776,000)	$1,929,000	$2,089,000	$(565,000)	$1,524,000	$1,846,000	$(263,000)	$1,583,000

Loss from operations	$(2,808,000)	$776,000	$(2,032,000)	$(2,183,000)	$565,000	$(1,618,000)	$(1,965,000)	$263,000	$(1,702,000)

Net loss	$(2,876,000)	$776,000	$(2,100,000)	$(2,252,000)	$565,000	$(1,687,000)	$(1,986,000)	$263,000	$(1,723,000)

Basic and diluted earnings (loss)per share	$(0.07)	$0.02	$(0.05)	$(0.06)	$0.02	$(0.04)	$(0.05)	$0.01	$(0.04)

	Six Months Ended June 30, 2016			Nine Months Ended September 30, 2016
	As Originally Reported	Preliminary Adjustment	As Corrected	As Originally Reported	Preliminary Adjustment	As Corrected

General and administrative expenses	$4,794,000	$(1,341,000)	$3,453,000	$6,640,000	$(1,604,000)	$5,036,000

Loss from operations	$(4,991,000)	$1,341,000	$(3,650,000)	$(6,956,000)	$1,604,000	$(5,352,000)

Net loss	$(5,127,000)	$1,341,000	$(3,786,000)	$(7,114,000)	$1,604,000	$(5,510,000)

Basic and diluted earnings (loss) per share	$(0.13)	$0.03	$(0.10)	$(0.18)	$0.04	$(0.14)

	As of March 31, 2016			As of June 31, 2016			As of September 30, 2016
Additional paid in capital	$15,295,000	$(776,000)	$14,519,000	$16,385,000	$(1,341,000)	$15,044,000	$17,013,000	$(1,604,000)	$15,409,000

Accumulated deficit	$(12,267,000)	$776,000	$(11,491,000)	$(14,519,000)	$1,341,000	$(13,178,000)	$(16,505,000)	$1,604,000	$(14,901,000)

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that relate to future events or performance. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the adjustments, and any anticipated conclusions of the Board or the Company’s management with respect to the matters relating to the Company’s accounting. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations regarding materiality or significance, the adjustments’ quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the SEC of the Form 10-K, or that other subsequent events may occur that would require Company to make additional adjustments to its financial statements. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC, including its Annual Reports on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zero Gravity Solutions, Inc.

Date: May 30, 2017	By:	/s/ Timothy A. Peach
Timothy A. Peach
Chief Financial Officer